                                                                   Exhibit 99(b)

                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
                     pursuant to Section 5.07(b) of Sale and
  Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

================================================================================

Distribution Date:  June 28, 1999

(i)   Amount of principal being paid or distributed:
      (a)  Class A-1 Notes:    (1)   $71,687,469.00
                                    --------------------
                               (2) ( $ 0.0002757        , per $1,000 original principal amount of the Notes)
                                    --------------------
      (b)  Class A-2 Notes:    (1)   $0.00
                                    --------------------
                               (2) ( $ -                , per-$1,000 original principal amount of the Notes)
                                    --------------------

(ii)  Amount of interest being paid or distributed on:
      (a)  Class A-1 Notes:    (1)   $5,153,922.22            5.1339568%           (Based on 3-Month LIBOR)
                                    --------------------     ---------------------
                               (2) ( $ 0.0000198        , per $1,000 original principal amount of the Notes)
                                    --------------------
      (b)  Class A-2 Notes:    (1)   $11,725,364.22           5.3239568%           (Based on 3-Month LIBOR)
                                    --------------------     ---------------------
                               (2) ( $ 0.0000206        , per $1,000 original principal amount of the Notes)
                                    --------------------
      (c)  (1)  3 Mo Libor for the reporting period from the previous Distribution Date was:            5.2500000%
                                                                                                        -------------------
                                                                                                        -------------------
           (2)  The Student Loan Rate was:         Not Applicable
                                                   --------------------------

(iii) Amount of Noteholders' Interest Index Carryover being paid or distributed
      (if any) and amount remaining (if any):

      (a) Distributed:    (1)   $0.00
                               --------------------
                          (2) ( $ -                , per-$1,000 original principal amount of the Notes)
                               --------------------
      (b)  Balance:       (1)   $ -
                               --------------------
                          (2) ( $ -                , per-$1,000 original principal amount of the Notes)
                               --------------------

(iv)  Pool Balance at end of related Collection Period:           $793,312,531.00
                                                                  -------------------------------

(v)   After giving effect to distributions on this Distribution Date:
      (a)  (1)  Outstanding principal amount of Class A-1 Notes:             $188,312,531.00
                                                                             ---------------------------
           (2)  Class A-1 Note Pool Factor:                      0.72427897
                                                   --------------------------
      (b)  (1)  Outstanding principal amount of Class A-2 Notes:             $570,400,000.00
                                                                             ---------------------------
           (2)  Class A-2 Note Pool Factor:                      1.00000000

(vi)  (a)  (1)  Amount of Servicing Fee for  related Collection Period:                $1,386,712.92
                                                                                       ----------------------
           (2)   $ 1.6699337        , per $1,000 original principal amount of the Notes.
                --------------------
      (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
           (1)  Distributed:   $0.00
                               --------------------
                               $ -                 , per-$1,000 original principal amount of the Notes.
                               --------------------
           (2)  Balance:       $0.00
                               --------------------
                               $ -                 , per-$1,000 original principal amount of the Notes.
                               --------------------
      (c)  Amount of Administration Fee for related Collection Period:                 $3,000.00
                                                                                       -----------------
                      $ 0.0036127        , per $1,000 original principal amount of the Notes
                     --------------------

(vii) (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:              $299.80
                                                                                                        -------------------
      (b)  Delinquent Contracts                            # Disb.          %                   $ Amount               %
                                                           -------          -                   --------               -
           30-60 Days Delinquent                            1,170         1.96%               $14,015,983            2.89%
           61-90 Days Delinquent                            1,018         1.71%               $ 9,529,573            1.97%
           91-120 Days Delinquent                             501         0.84%               $ 5,171,083            1.07%
           More than 120 Days Delinquent                      887         1.49%               $ 8,427,762            1.74%
           Claims Filed Awaiting Payment                      178         0.30%               $ 1,633,019            0.34%
                                                        ----------    -------------     ----------------------     ---------
              TOTAL                                         3,754         6.30%               $38,777,420            8.00%

(viii)Amount in the Reserve Account:          $2,595,000.00
                                              --------------------

(ix)  Amount in the Prefunding Account:       $1,471,315.23
                                              --------------------

(x)   Amount in the Subsequent Pre-Funding Subaccount at the end of the
      Subsequent Funding Period to be distributed as a payment of principal in
      respect of Notes:                                                              $0.00
                                                                             --------------------

(xi)  Amount in the Other Additional Prefunding Account at the end of the
      Subsequent Funding Period to be distributed as a payment of principal in
      respect of Notes:                                                              $0.00
                                                                             --------------------

(xii) (a)  Cumulative TERI Claims Ratio as of Distribution Date                0.48%
                                                                             ----------
      (b)  TERI Trigger Event has not occured.


                                        8